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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 22, 1999


                        Union Pacific Corporation
         (Exact Name of Registrant as Specified in its Charter)


     Utah                      1-6075                        13-2626465
(State or Other              (Commission                 (I.R.S. Employer
Jurisdiction of              File Number)              Identification No.)
 Incorporation)


      1416 Dodge Street, Omaha, Nebraska                       68179
     -----------------------------------------------------------------------
    (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (402) 271-5777


      1717 Main Street, Suite 5900, Dallas, Tx                75201
   -------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on July 22, 1999 announcing Union Pacific Corporation's financial results for the second quarter of 1999, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c)      Exhibits.

                99 Press Release dated July 22, 1999 announcing Union Pacific Corporation's financial results for the second quarter of 1999.


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                                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 1999


                                 UNION PACIFIC CORPORATION

                                 By: /s/ James R. Young
                                 ----------------------
                                 James R. Young
                                 Senior Vice President - Finance and Controller



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                                                    EXHIBIT INDEX

       Exhibit  Description

       99 Press Release dated July 22, 1999 announcing Union Pacific Corporation's financial results for the second quarter of 1999.